RNC MUTUAL FUND GROUP, INC.
                              11601 Wilshire Blvd.
                                   25th Floor
                          Los Angeles, California 90025

     RNC Mutual Fund Group, Inc. (the "Group") is a no-load fund group with two diversified mutual funds - an equity fund and a money market fund.

RNC Equity Fund (available November 1, 1996)

     RNC Equity Fund seeks to achieve above-average total return consistent with reasonable risk. The Fund invests primarily in common stocks. RNC Equity Fund is designed for investors seeking long-term growth and who are willing to accept the risk of stock market volatility. Above-market total return may be difficult to achieve in all market conditions. There can be no assurance that RNC Equity Fund will achieve its investment objective. See "Objectives and Policies."

RNC Money Market Fund

     RNC Money Market Fund is a money market fund that seeks to obtain as high as possible current income consistent with preservation of capital and liquidity by investing in a diversified portfolio of high-quality, short-term money market type of securities. RNC Money Market Fund offers the advantages of professional management, portfolio diversification, daily liquidity, principal stability and current income.

     An investment in RNC Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that RNC Money Market Fund will achieve its investment objective to maintain a constant net asset value of $1.00 per share. See "Objectives and Policies."

General Information

     Shares of the Funds may be purchased, redeemed or exchanged without any charge.

     The investment adviser of the Funds is RNC Capital Management Co. (the "Adviser").

     This Prospectus sets forth basic information that a prospective investor should know before investing in the Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Group has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated October 1, 1996, as may be amended from time to time. The Statement of Additional Information is available upon request and without charge, and is incorporated by reference into this Prospectus. Investors and prospective investors may obtain a copy of the Statement of Additional Information by writing to the Group at the address given above. Inquiries can be made by calling (800) 385-7003.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is October 1, 1996

                                                          TABLE OF CONTENTS

                                                 Page                                                      Page
                                                 ----                                                      ----

Expense Information............................    2        Net Asset Value...............................  11
Financial Highlights...........................    3        Dividends, Distributions and Taxes............  11
Objectives, Policies and Risk Factors..........    4        Portfolio Transactions........................  12
Management.....................................    6        Investor Services.............................  12
Purchase of Shares.............................    8        Shareholder Rule 12b-1 Plans..................  13
Redemption of Shares...........................    9        General Information...........................  14
Exchange Privileges............................   10

                               EXPENSE INFORMATION

     The following tables set forth certain information regarding shareholder transaction expenses and annual operating expenses of each Fund.

                                                                 Equity Fund
                                                                 (Estimated)         Money Market Fund
                                                                 -----------         -----------------

Shareholder Transaction Expenses .......................           None                    None
Annual Fund Operating Expenses
 (as a percentage of net assets)
     Management Fees....................................           1.00%                  0.28% (After fee reduction)
     12b-1 Fees.........................................           0.25%                  None  (After fee waiver)
     Other Expenses.....................................           0.40%                  0.52%
                                                                   ----                   ----
     Total Fund Operating Expenses......................           1.65%                  0.80%
                                                                   ====                   ====

Example

     You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                           1 Year          3 Years        5 Years       10 Years
                           ------          -------        -------       --------

     Equity Fund            $17             $52              -               -
                            ---             ---            ---             ---

     Money Market Fund      $ 8             $26            $44             $99
                            ---             ---            ---             ---

     The purpose of the foregoing tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. This is the first year of operation for RNC Equity Fund. Consequently, the Annual Fund Operating Expenses reflect estimated expenses for RNC Equity Fund. However, the Adviser has agreed that the total fund operating expenses for RNC Equity Fund for the first year will not exceed the estimated figures. The total fund operating expenses for RNC Money Market Fund represent actual expenses for the fiscal year ended September 30, 1995. The amount of the management fee for RNC Money Market Fund reflects a voluntary fee reduction, which is anticipated to continue for the current fiscal year. The 12b-1 fees for RNC Money Market Fund are currently being waived, and such waiver is anticipated to continue for the current fiscal year. In the absence of these reductions, the rate of management fee payable under the Investment Advisory Agreement for RNC Money Market Fund would be 0.41%, the 12b-1 fee would be 0.25%, and the Total Fund Operating Expenses would be 1.18% at the current asset level. In addition to this fee reduction, the Adviser may absorb certain Fund expenses to lower each Fund's operating costs. Any reduction of the

Adviser's fee or reimbursement by the Adviser of a Fund's expenses as described above may be subject to reimbursement by the relevant Fund under certain circumstances. See the sections of the Prospectus entitled "Investor Services" and "Management" for more complete descriptions of the various costs and expenses and the expense reimbursement recapture policy referred to above. The example set forth above should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

                 FINANCIAL HIGHLIGHTS for RNC Money Market Fund(1)
                (For a Share Outstanding Throughout Each Period)

     The following financial highlights are for a share outstanding throughout the period from May 12, 1986, the date on which RNC Money Market Fund commenced operations, through August 15, 1996. The information for the five years ended September 30, 1995, has been audited by Tait, Weller & Baker, RNC Money Market Fund's independent certified public accountants, whose unqualified report thereon and other financial statements of RNC Money Market Fund are incorporated by reference in the Statement of Additional Information. The financial information for the period October 1, 1995 through August 15, 1996 is unaudited and annualized where noted below and is included in the Appendix to the Statement of Additional Information. This information should be read in conjunction with the financial statements in RNC Money Market Fund's Annual Report to Shareholders, copies of which may be obtained at no charge by writing or telephoning the Group at the address or telephone number appearing on the front page of this Prospectus.

                               Oct. 1,                                                                         May 12,
                                1995                     Fiscal Period Ended September 30,                      1986
                                 to                      --------------------------------                        to
                               Aug. 15,                                                                       Sept. 30,
                               1996(2)  1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                               -------  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
   Net asset value, beginning
    of year..................  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000   $1.000
INCOME FROM
INVESTMENT
OPERATIONS
   Net investment income.....   0.040   0.050    .032    .026    .038    .064    .077    .085    .066    .056     .022
LESS DISTRIBUTIONS
   Dividends from net
    investment income........  (0.040) (0.050)  (.032)  (.026)  (.038)  (.064)  (.077)  (.085)  (.066)  (.056)   (.022)
                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------   ------
Net asset value, end
    of year..................  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000   $1.000
                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------   ------

   Total Annual Return.......   4.00%   5.10%   3.20%   2.65%   3.83%   6.34%   7.63%   8.82%   6.60%   5.60%    5.60%(3)
RATIOS/SUPPLEMENTAL
DATA
   Net assets, end of period
    (in 000's)............... $40,913  31,066  43,686  29,257  46,563  66,857 119,632 103,626  99,352  88,166    9,956
   Ratio of expenses, net of
    reimbursement, to
    average net assets:......   0.8%(3) 0.8%    0.7%    0.7%    0.8%    0.9%    0.8%    0.7%    0.8%    0.7%     0.0%
   Ratio of net investment
    income to average net
    assets:..................   4.4%(3) 5.0%    3.2%    2.6%    3.9%    6.4%    7.7%    8.5%    6.6%    0.0%     5.6%(3)

(1)Financial highlights pertain to RNC Money Market Fund (previously known as RNC Liquid Assets Fund) only; RNC Equity Fund commences operations on November 1, 1996.

(2)The figures for the October 1, 1995 - Aug. 15, 1996 period are based upon unaudited financial statements dated August 15, 1996.

(3)Annualized.

                      OBJECTIVES, POLICIES AND RISK FACTORS

     RNC Equity Fund. The investment objective of RNC Equity Fund is to achieve above-average total return consistent with reasonable risk. The investment objective of RNC Equity Fund is a fundamental policy which can only be changed upon the approval of a majority of the holders of the Equity Fund's outstanding voting securities. This Fund pursues its objective by investing primarily in common stocks, and in normal market conditions at least 65%, and usually closer to 100%, of the value of this Fund's total assets will be invested in common stocks. RNC Equity Fund may also invest in convertible preferred stocks, warrants, convertible debt obligations, and other debt obligations that, in the Adviser's opinion, offer the possibility of capital appreciation. There is, of course, no assurance that RNC Equity Fund's objective will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in RNC Equity Fund will vary as the market value of its investment portfolio changes, and when shares are redeemed, they may be worth more or less than their original cost. RNC Equity Fund is diversified, which means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer, and RNC Equity Fund may not own more than 10% of the outstanding voting securities of a single issuer.

     In order to achieve RNC Equity Fund's investment goals, the Adviser utilizes a fundamental approach to investment management that focuses on growth in earnings. Earnings growth is evaluated relative to both earnings history and earnings potential of the company in light of industry figures. Price trends are also viewed relative to the long-term behavior of the company's shares in comparison to industry trends.

     The common stocks in which RNC Equity Fund invests are traded on either a national securities exchange or in the over-the-counter market. Up to 15% of RNC Equity Fund's net assets may be invested in foreign securities in the form of U.S. dollar denominated American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). RNC Equity Fund does not expect to invest in unsponsored ADRs and EDRs (that is, ADRs and EDRs where the depositor has no agreement with the issuer and, among other things, may receive less information from the issuer). See the Statement of Additional Information for more information on the risks of foreign investments.

     Although RNC Equity Fund will typically be invested primarily in equity securities, it may invest up to 35% of its assets in corporate or government bonds, short-term money market instruments (such as U.S. Treasury bills,
commercial  paper,   certificates  of  deposit  and  bankers'  acceptances)  and repurchase agreements if the Adviser believes some fixed income allocation is appropriate. In addition, for temporary, defensive purposes, RNC Equity Fund may invest any amount of its assets in short-term money market instruments. The fixed income securities must be rated within the three highest ratings issued by any nationally recognized statistical rating organization (a "NRSRO") or, if unrated, be deemed to be of comparable quality by the Adviser. For more details on rating, see "Description of Nationally Recognized Statistical Rating Organizations" in the Appendix to the Statement of Additional Information.

     Generally, the Adviser expects RNC Equity Fund's net asset value to track the stock market, as measured by the S&P 500; thus, it may not be suitable for all investors. RNC Equity Fund is designed for long-term investors who can accept the risk entailed in these investment policies and is not intended as a vehicle for short-term trading in the stock market.

     RNC Equity Fund may write (sell) covered call options to enhance investment returns and may both purchase and sell options on stock indices for hedging purposes as described below and more fully in the Statement of Additional Information. RNC Equity Fund does not currently enter into futures contracts and options on futures contracts. See the Statement of Additional Information for further information.

     RNC Money Market Fund. The investment objective of RNC Money Market Fund is to obtain as high as possible current income consistent with preservation of capital and liquidity by investing in a diversified portfolio of high-quality, short-term money market securities that the Group's Board of Directors determines present minimal credit risks. This is a fundamental policy of RNC Money Market Fund that may not be changed without the approval of a majority of the holders of the Money Market Fund's outstanding voting securities. For purposes of its investment policies, RNC Money Market Fund defines short-term money market securities as securities having a maturity of up to one year. These securities principally (that is, in excess of 90% of RNC Money Market Fund's net assets) will consist of short-term securities issued by the U.S. Treasury and other government agencies, bank certificates of deposit, commercial paper, corporate bonds, bankers' acceptances and repurchase agreements. There can be no assurance that the objective of RNC Money Market Fund will be realized.

     Typically this Fund invests only in top-rated money market securities. To further limit risk, RNC Money Market Fund does not invest more than 5% of its assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities). In the event that a security is not rated in the highest short-term rating category by any one NRSRO, the Fund limits its investment in that security to $1 million or 1% of the Fund's total assets, whichever is less. In addition, not more than 5% of the Fund's total assets will be invested in securities that are not rated in the highest short-term rating category by any NRSRO or, if unrated, are not of comparable quality to securities with the highest rating as determined by the Fund's Board of Directors. For more details on ratings, see "Description of Nationally Recognized Statistical Rating Organizations" in the Appendix to the Statement of Additional Information. With respect to RNC Money Market Fund's entire portfolio, it shall not maintain a dollar-weighted average portfolio maturity which exceeds 90 days and will invest only in U.S. dollar-denominated securities.

     Repurchase Agreements. The Funds may enter into repurchase agreements. Pursuant to a repurchase agreement, a Fund acquires a U.S. Government security or other high-grade liquid debt instrument (for RNC Money Market Fund, the instrument must be rated in the highest grade) from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price. The repurchase price reflects an agreed-upon rate of return not determined by the coupon rate on the underlying security. Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by a Fund and must be fully collateralized in a manner similar to a Fund's loan of portfolio securities. If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. See the Statement of Additional Information for further information.

     Borrowing. Each Fund may borrow money from banks in an aggregate amount not to exceed 10% of the value of such Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. RNC Equity Fund will not purchase any securities while any such borrowings exceed 5% of its total assets. RNC Money Market Fund will not purchase securities while any borrowings are outstanding.

     Reverse Repurchase Agreements (RNC Equity Fund only). RNC Equity Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date. Although reverse repurchase agreements are fully collateralized transactions, RNC Equity Fund aggregates such transactions with its bank borrowings in applying its borrowing limits. See the Statement of Additional Information for further information.

     Options Transactions (RNC Equity Fund Only). RNC Equity Fund may buy call and put options on individual equity securities and write covered call and put options, and engage in related closing transactions. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by RNC Equity Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by RNC Equity Fund exposes the Fund during the term of the option to a decline in the price of the underlying security. A put option sold by RNC Equity Fund is covered when, among other things, liquid assets are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

     To close out a position when writing covered options, RNC Equity Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it has previously written on the security. To close out a position as a purchaser of an option, RNC Equity Fund may make a "closing sale transaction," which involves liquidating RNC Equity Fund's position by selling the option previously purchased. RNC Equity Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. See the Statement of Additional Information.

     Portfolio Turnover Rate. It is currently estimated that under normal market conditions the annual portfolio turnover rate for RNC Equity Fund will not exceed 100%. Portfolio turnover rates may vary greatly from year to year as well as within a particular year.

     Investment Restrictions. Each Fund has adopted certain restrictions and policies relating to the investment of its assets and other activities that are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Among the more significant policies and restrictions, a Fund may not: (1) invest more than 25% of its total assets in the securities of any particular industry (other than U.S. Government securities, Government agency securities or money market instruments issued by U.S. branches of banks located in the United States); or
(2) invest in securities having contractual restrictions on resale, repurchase agreements or non-negotiable time deposits having more than seven days to maturity or other illiquid securities if such investment would result in (i) RNC Equity Fund having more than 15% of the value of its net assets so invested or
(ii) RNC Money Market Fund having more than 10% of the value of its net assets invested in such securities or repurchase agreements.

     Other restrictions and additional information on policies concerning such portfolio strategies as investing in non-U.S. securities and lending portfolio securities are set forth in the Statement of Additional Information under the caption "Objectives and Policies -- Investment Restrictions."

                                   MANAGEMENT

     Advisory Services. RNC Capital Management Co. (the "Adviser") is responsible for providing investment advice to the Funds. As compensation for its services to RNC Equity Fund, the Adviser is paid a fee at a maximum annual rate of 1.00% of the Fund's average daily net assets. As compensation for its services to RNC Money Market Fund, the Adviser is paid a fee at a maximum annual rate of 0.41% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive all or a portion of its fees payable by the Funds and may also absorb certain expenses. The Adviser is currently waiving part of its fee on the RNC Money Market Fund and has agreed to limit the total expenses of RNC Equity Fund, as described above under "Expense Information."
These waivers and expense reductions will have the effect of lowering the overall expense ratio of each Fund and increasing the relevant Fund's yield or return to investors while the fee waiver is in effect. Any reductions made by the Adviser in its fees and any payments or reimbursement of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by that Fund provided the Fund is able to effect such reimbursement and remain in compliance with the above expense limitations. See the Statement of Additional Information under the caption "Investment Advisory and Other Services."

     The Adviser and its affiliates have been in the business of providing investment advice to taxable and tax-exempt accounts for over 27 years, and the Adviser currently manages approximately $1 billion in assets on behalf of its clients. The Adviser is a wholly owned subsidiary of RNC Capital Group, Inc., which is in the business of providing financial services to institutional and individual investors through its subsidiaries. RNC Capital Group, Inc., is an indirect subsidiary of Bank Austria America, Inc. (the "Bank") which in turn is an indirect subsidiary of Bank Austria Aktiengesellschaft, a banking organization which is organized under the laws of and domiciled in the Republic of Austria. Anteilsverwaltung-Zentralsparkasse is the majority shareholder of the voting securities of the Bank, and the Republic of Austria, Wiener Stadtische and Westdeutsche Landesbank each own more than 5% of the voting securities of the Bank. No other single entity owns more than 5% of the issued and outstanding stock of the Bank.

     John G. Marshall, C.F.A., serves as the portfolio manager for RNC Equity Fund. Mr. Marshall joined RNC Capital Management Co. and its predecessor affiliate in 1985 and is the Director of Equity, Chairman of the Equity Strategy Committee and a member of the Investment Policy Committee. Prior to 1985, Mr. Marshall was Vice President and Equity Portfolio Manager with Pacific Investment Management Co. and First City National Bank of Houston.

     A. Robert Blais serves as the portfolio manager for RNC Money Market Fund. Mr. Blais joined RNC Capital Management Co. in 1988 and is the Director of Fixed Income and a member of the Investment Policy Committee. Prior to 1988, Mr. Blais was Vice President - Portfolio Manager/ Senior Fixed Income Trader with Constitution Capital Management Co. and Vice President - Portfolio Manager/ Senior Fixed Income Trader with Connecticut Bank and Trust Co.

     Administration  Agreements.  The Group has entered  into an  Administration
Agreement on behalf of each Fund with Investment Company Administration Corporation ("ICAC" or the "Administrator") under which ICAC provides the Funds with certain services in connection with their management and operation. These services include supervising the operations of the Funds; providing the Group with officers; coordinating the preparation of reports and other materials; and other functions. As compensation for providing these services, ICAC receives a minimum annual fee of $40,000 or .10% for the first $100 million, .05% for the next $100 million, and .03% thereafter, whichever is greater, payable monthly by the fifth day of the next month.

     Board of Directors. The Group has an independent Board of Directors which establishes policies and supervises and reviews the management of each Fund. The day-to-day operation of the Group is the responsibility of its officers, who are appointed by the Board of Directors, as well as the Funds' Administrator and Adviser, who are each subject to the general supervision of the Group's Board of Directors pursuant to the respective terms of the Administration Agreements and the Investment Advisory Agreements.

                               PURCHASE OF SHARES

     Shares of each Fund are offered directly to the public at the net asset value per share next determined after receipt of the order in proper form by American Data Services, Inc. (the Group's "Transfer Agent"). Shares may also be purchased through First Fund Distributors, Inc. (the "Principal Underwriter" or "Distributor") or from securities dealers who have entered into a Selected Dealers Agreement with the Principal Underwriter. The Principal Underwriter is an affiliate of the Administrator; see "Principal Underwriter" in the Statement of Additional Information. The minimum initial purchase in each Fund is $1,000. The minimum subsequent purchase is $100. RNC Equity Fund will begin offering its shares on November 1, 1996.

     To purchase shares directly from the Group, investors must complete and sign the attached Account Application and pay for the shares purchased.
Corporations, trusts or associations may be required to provide additional information. Shares may be purchased by mail or by wire.

     Purchase by Mail. Send a check or Federal Reserve draft for the purchase price by mail to RNC Mutual Fund Group, Inc., c/o American Data Services, Inc., P.O. Box 1131, Cincinnati, Ohio, 45264-1131, and, in the case of a new account, a completed Account Application. Checks and Federal Reserve drafts should be made payable to RNC Equity Fund or RNC Money Market Fund as appropriate. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States Dollars and must be drawn on a bank located in the United States. Third party checks will not be accepted for initial investments. Investors purchasing shares by check will not receive payment upon redemption of such shares until the Fund is reasonably satisfied that the investment has been collected (which may take up to 15 days). If the Group is unable to collect upon the full face value of an investor's check, the purchase order will be canceled and the investor or the dealer through which the shares are purchased will be liable for any losses or fees incurred.

     Purchase by Wire. Purchases by wire, which may involve a charge by the bank sending the wire, are normally used for large purchases (purchases of $100,000 or more). The initial purchase by an investor may be made by wire provided that the investor has an application on file. To purchase shares by wire, the investor must have an application on file and must telephone the Transfer Agent, at (800) 385-7003, to receive a Wire Order Number. The following information will be requested by the Transfer Agent: Fund(s) in which the investor seeks to invest, name(s) in which the account is registered, account number, amount being wired and wiring bank. Instructions should then be given by the investor to its bank to wire the specified amount, along with the account name(s) and number and Wire Order Number, to:

  Star Bank, N.A. Cinti/Trust
  ABA # 0420-0001-3
  DDA #483897690
  For Account: 19-7200 RNC Mutual Fund Group, Inc.

     Investing through Financial Intermediaries. Investors may purchase shares from a securities broker and other financial intermediaries who have entered into some form of agency agreement with the Principal Underwriter and/or the Group. Investors should contact such brokers and intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any related fees. Purchase orders through brokers and intermediaries are effected at the net asset value next determined after receipt of the order by the Transfer Agent, and it is the responsibility of the financial intermediary to transmit orders on a timely basis to the Transfer Agent.

     General. All monies will be fully invested in full and fractional shares on the day the order is placed with the Transfer Agent, receiving the dividend and net asset value determined on that day, provided the order and good payment for the order are received by the Transfer Agent (or a sub-transfer agent) prior to the time at which the

Fund's net asset value is determined (see "Net Asset Value" below). The issuance of shares is recorded on the books of the appropriate Fund, and, to avoid additional operating costs and for investor convenience, stock certificates are not issued unless expressly requested of the Transfer Agent in writing by a shareholder. Certificates are not issued for fractional shares. The Transfer Agent sends to each shareholder of record a statement of shares of the relevant Fund owned after each purchase or redemption transaction relating to such shareholder. Any order may be rejected by the Principal Underwriter or the Group. The Group reserves the right to suspend the sale of shares of the Funds to the public in response to conditions in securities markets, or otherwise. RNC Equity Fund may not be offered in all states.

     Individual Retirement Account. An investor may establish an individual retirement account with the Funds' Custodian and purchase shares through such individual retirement account. Additional information regarding establishment of such an account may be obtained by contacting the Group or the Principal Underwriter.

                              REDEMPTION OF SHARES

     Shareholders have the right to require a Fund to redeem their shares, by check or wire, upon receipt of a written request in proper form. The redemption price is the net asset value per share of the relevant Fund next determined after the initial receipt of proper notice of redemption by the Transfer Agent.

     Ordinary Redemption Procedure. A shareholder wishing to redeem shares of a Fund may do so without charge by tendering a written request for redemption in proper form, as explained below, directly to the Transfer Agent, together with the stock certificates, if any, issued for such shares. To be in proper form, the redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear on the Transfer Agent's register or on the stock certificate(s), as the case may be. In addition, the signatures on the notice must be guaranteed by an eligible financial institution, such as a commercial bank, a savings association, a trust company or a member firm of a national or regional securities exchange. A notary public is not an acceptable guarantor. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming their shares directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check for a period of up to 15 days until it is assured that good payment (that is, cash or a certified check drawn against an account maintained in a bank located in the United States) has been collected for the purchase of such shares.

     A Fund may, at its option, compel the redemption of a shareholder's shares or charge an account maintenance fee if the value of the shareholder's account falls below $1,000 as the result of shareholder redemptions. A shareholder will receive 60-days' written notice before mandatory redemption occurs, during which time the shareholder will have the right to increase his or her account to or above $1,000.

     Redemption by Check (RNC Money Market Fund only). The Transfer Agent will establish a checking account for any shareholder of RNC Money Market Fund at the shareholder's written request. Checks drawn on this account can be made payable to the order of any person in any amount not less than $500. The payee of the check may cash or deposit the check like any other check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Group as authority to redeem a sufficient number of shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check is cleared. The Transfer Agent will return canceled checks to the shareholder.

     Shareholders are subject to the Transfer Agent's rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Also, the Transfer Agent may not honor checks drawn against shares purchased, other than by Federal Funds wire or bank wire, until 15 days after the purchase of such shares.

     Redemption by Wire. Shareholders may elect to have redemption proceeds wired to a bank account if the shareholder has checked the appropriate box on the Account Application. Redemption requests may be made by telephone or letter and, if received by the Transfer Agent by 2:00 p.m. Eastern time, the proceeds will be wired on the same day. Requests received after 2:00 p.m. Eastern time will be wired on the next business day after the redemption request is received. The Group reserves the right to refuse any redemption request made by telephone, in which case ordinary redemption procedures should be used. The minimum amount which may be wired is $1,000. The Group may limit the frequency of telephone redemptions. Shares in certificate form may not be redeemed by check or wire.

     The Transfer Agent and the Group have reserved the right to modify or terminate the privileges of redemption by check or wire. The Group employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include sending a confirmation and requiring the caller to give a special authorization number or other personal information not likely to be known by others. The Group and Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions only if such reasonable procedures are not followed.

     Repurchase. The Group may also repurchase shares of the Funds from a shareholder through the securities broker and other financial intermediaries through whom the shareholder originally purchased shares. The Group will normally accept orders to repurchase shares by wire or telephone, from such brokers and intermediaries for their customers at the net asset value next computed after receipt of the order by the Transfer Agent, provided that the request for repurchase is received by the Transfer Agent (or a sub-transfer agent) prior to the time at which the net asset value is determined. Such brokers and intermediaries have the responsibility of submitting such repurchase requests to the Transfer Agent not later than the time at which the net asset value is determined, in order to obtain that day's net asset value. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Group; however, brokers and intermediaries may impose a charge on the shareholder for transmitting the notice of repurchase to the Group.

     For shareholders requesting repurchases through a securities broker or other intermediary, payment for shares will be made by the Transfer Agent directly to the broker or intermediary within seven days of the proper tender.

                               EXCHANGE PRIVILEGES

     Shares of a Fund may be exchanged for shares of the other Fund within the Group. Shares may be exchanged by mailing or delivering written instructions to the Group's Transfer Agent as follows: RNC Mutual Fund Group, Inc., c/o American Data Services, Inc., P.O. Box 1131, Cincinnati, Ohio, 45265-1131. Investors may also exchange shares by telephoning the Transfer Agent at (800) 385-7003, subject to proper identification. A share exchange request must be received prior to 2:00 p.m. Eastern time, in order to be effective on the date the request is received.

     The investor should note that an exchange of shares may result in the recognition of a gain or loss for income tax purposes. The Group reserves the right to limit excessive share exchanges, which can harm a Fund's performance.

                                 NET ASSET VALUE

     The net asset value per share is determined at 2:00 p.m. Eastern time, for RNC Money Market Fund and as of the close of regular trading of the New York Stock Exchange ("NYSE"), which currently is 4:00 p.m. Eastern time (Monday through Friday) for RNC Equity Fund, on each business day the NYSE is open for trading. The net asset value per share of each Fund is computed by dividing the value of the net assets of the Fund by the total number of shares outstanding, rounded to the nearest cent. RNC Money Market Fund uses the amortized cost method of valuing its portfolio securities. Expenses, including the investment advisory fees payable to the Adviser, are accrued daily.

     RNC Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance, however, that RNC Money Market Fund will be able to maintain a net asset value of $1.00 per share.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. It is anticipated that RNC Equity Fund will declare and pay dividends annually from net income. Long-term net capital gains; if any, are currently declared and paid annually by December 31 of each year. The policy of RNC Money Market Fund is to declare dividends from net income daily and to pay them monthly. Dividends of RNC Money Market Fund begin accruing the day shares are purchased or credited to a shareholder's account. All dividends and distributions are automatically reinvested in additional full and fractional shares of the appropriate Fund at the net asset value next determined after payment of the dividend or distribution and credited to the shareholder's account or, at the shareholder's option, paid in cash. All expenses are accrued daily and deducted before declaration of dividends to investors. See the section of this Prospectus entitled "Investor Services -- Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

     Taxes. RNC Money Market Fund has qualified and elected, and RNC Equity Fund intends to qualify and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Under such provisions, the Funds will not be subject to federal income tax on such part of their net ordinary income and net realized capital gains which they distribute to their shareholders.

     Dividends and capital gain distributions are taxable to shareholders and subject to federal income tax, or excise taxes based on income, whether they are reinvested in additional shares or received in cash. Shareholders not subject to federal income tax on their income generally will not be required to pay taxes on amounts being distributed to them. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax counsel or other tax advisers regarding specific questions as to federal, state or local taxes.

                             PORTFOLIO TRANSACTIONS

     The Funds have no obligation to execute any transactions in portfolio securities through any dealer or group of dealers. Subject to the policies established by the Directors of the Group, the Adviser is primarily responsible for making portfolio decisions for the Funds and placing portfolio transactions. In placing orders, the policy of the Funds is to seek to obtain the best execution so that the resultant price to a Fund is as favorable as possible under prevailing market conditions. Factors which may be considered include the price of the security being offered (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the risk in position in the securities involved.

     Where such transactions are executed with brokers on an agency basis, the Adviser may also consider the provision of supplemental investment research, market and statistical information and other research services and products. Brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers solely on the basis of most favorable price and efficient execution. Because such services are beneficial to the Funds, the purchase and sale of securities for the Funds may be made with brokers who provide such research analysis, subject to review by the Group's Board of Directors. From time to time the Directors will review the extent of this practice to determine whether each Fund continues to benefit directly or indirectly, from such practice. The Adviser may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Adviser in connection with its services to other clients. The Adviser does not intend to use affiliated brokers to handle portfolio transactions.

                                INVESTOR SERVICES

     The Group offers a number of services to shareholders of the Funds which are designed to facilitate investment in Fund shares at no extra cost. A description of such services is set forth below. Full details as to each such service and copies of the various plans described below can be obtained from the Group.

     Investment Account. Every shareholder has an investment account and receives transaction reports from the Transfer Agent after each share transaction and dividend reinvestment. After the end of each year, each shareholder receives federal income tax information regarding dividends and capital gains distributions.

     Automatic Investment Plan. A shareholder may make additions of $50 or more to the investment account at any time through a service known as the Automatic Investment Plan, whereby the Transfer Agent is authorized through pre-authorized checks to charge the regular bank account of the shareholder on a monthly basis.

     Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions are given on the Account Application form as to the method of payment of dividends and capital gains distributions, these payments are automatically reinvested in additional shares of the appropriate Fund. Reinvestment of dividends and capital gains distributions are calculated at the net asset value of the shares of the relevant Fund as of the close of business on the day on which the dividend or distribution is paid. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment is mailed by the Transfer Agent within seven days after the payment date. A shareholder may, at any time, notify the Transfer Agent in writing that the shareholder no longer wishes to have dividends and/or capital gains distributions reinvested in shares or vice versa.

     Systematic Withdrawal Plan. Automatic quarterly or monthly withdrawals from a Fund are available for shareholders who have acquired shares having a value, based upon the current offering price, of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his or her shares. Redemptions are made at net asset value as determined at the close of business on the NYSE on the 25th day of the last month of each quarter in the case of quarterly distributions and on the 25th day of the month in the case of monthly distributions. If the NYSE is not open for business on such date, the shares are redeemed at the close of business on the immediately preceding business day. The check for the withdrawal payment is mailed on the next business day following redemption. If and when a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are automatically reinvested in shares of the appropriate Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Group, the Transfer Agent or the Principal Underwriter.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a potentially taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced.

                          SHAREHOLDER RULE 12b-1 PLANS

     The Group on behalf of each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). For RNC Equity Fund, the Rule 12b-1 Plan will be serviced by the Principal Underwriter. For RNC Money Market Fund, the Rule 12b-1 Plan services will be provided by Midvale Securities Corporation ("Midvale") an affiliate of the Adviser.

     Each Rule 12b-1 Plan provides that the Principal Underwriter or Midvale will be reimbursed by the relevant Fund for the actual expenses incurred by the Principal Underwriter, Midvale, or a sub-agent in furnishing such Fund with services covered by each Fund's respective plan which include: (i) sending periodic information to service organizations that track investment company information; (ii) answering shareholder inquiries regarding shareholder account status and history; (iii) collecting information from shareholders regarding changes in option and account designation and addresses and transmitting the same to the Transfer Agent; (iv) collecting the same type of information from independent account executives and brokers and transmitting it to the Transfer Agent; (v) supplying other information to the Transfer Agent so that the Transfer Agent can properly maintain shareholder account records; (vi) providing facilities, equipment and personnel in connection with the provision of such services; and (vii) performing such additional shareholder services as may be agreed upon by the Group, the Principal Underwriter or Midvale, which shall be approved in accordance with the 1940 Act, provided that any such additional shareholder services constitute a permissible non-banking activity.

      In addition to the above services, the Rule 12b-1 Plan for RNC Equity Fund allows reimbursement for additional activities, such as (i) preparation, printing and mailing of prospectuses; (ii) shareholder reports such as semi-annual and annual reports, performance reports and newsletters; (iii) sales literature and other promotional material to prospective investors; (iv) direct mail solicitation; (v) advertising; (vi) public relations; (vii) compensation of sales personnel, advisers, or other third parties for their assistance with respect to the distribution of RNC Equity Fund's shares; (viii) payments to financial intermediaries, including ERISA third-party retirement plan administrators, for shareholder support, administration and accounting services with respect to shareholders of RNC Equity Fund; and (ix) such other expenses as may be approved from time to time by the Board of Directors.
     The Adviser, out of its own funds, also may compensate broker-dealers who have signed dealer agreements for distribution of a Fund's shares as well as other service providers who provide shareholder and administrative services.

     Under the Rule 12b-1 Plans, each Fund will reimburse the actual expenses incurred by the Principal Underwriter or Midvale, as appropriate, up to a maximum annual rate equal to 0.25% of that Fund's average daily net assets, accrued daily and paid monthly.

     Each Rule 12b-1 Plan provides that all reimbursements shall be accounted for within the fiscal year of each Fund in which such expenditures were made and will not be carried forward into subsequent fiscal years of the

Group. The Plans contain reporting, renewal, termination and amendment provisions as required by the 1940 Act. See the Statement of Additional Information section entitled "Shareholder Rule 12b-1 Plans" for more information.

     Banking Law. The Glass-Steagall Act prohibits banks and their affiliates from engaging in certain securities-related activities, including the offering, sale or distribution of securities. None of the service providers to the Group and the Funds believes that the services which it provides violate the Glass-Steagall Act or any other applicable banking statute or regulation. However, future changes in federal or state statutes or regulations or in judicial or administrative interpretations of present or future statutes or regulations might prevent certain of the Group's or the Funds' service providers from performing their duties under the applicable agreement. If such a change should occur, the Group's Board of Directors will consider appropriate action, including the possible retention of another service provider. Banks and other financial service firms may be subject to various state laws regarding the services described above, and may be required to register as dealers pursuant to state law.

                               GENERAL INFORMATION

     Performance Information. From time to time, RNC Money Market Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     From time to time, each Fund may publish its total return in advertisements and communications to investors. Total return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Total return information will include a Fund's average annual compounded rate of return over the four most recent calendar quarters and over the period from the Fund's inception of operations. Each Fund may also advertise aggregate and average total return information over different periods of time. Aggregate total return reflects the total percentage change in the value of an investment in a particular Fund over the stated period. Average annual return reflects the average percentage change per year in the value of an investment in a particular Fund. Each Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all the distributions) at the maximum public offering price. Total return figures will reflect all recurring charges against a Fund's income. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     Please refer to the "Performance Information" section of the Statement of Additional Information for data on the performance history of the Adviser's comparable individually managed equity accounts.

     Shares and  Shareholder  Rights.  Each Fund is a series of RNC Mutual  Fund
Group, Inc. As a separate series, each Fund votes separately on matters affecting only that Fund (e.g., approval of the Investment Advisory Agreement). On matters affecting all series, the Funds vote as a single class (e.g., election or removal of Directors).

Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Funds voting for the election of Directors can elect all of the Directors of the Group if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Directors. The Funds do not normally hold annual meetings of shareholders except when required by the 1940 Act. See the Statement of Additional Information section entitled "Management of the Funds" for more information.

     The authorized capital stock of the Funds consists of 500,000,000 shares of Common Stock in the Money Market Fund and 500,000,000 shares of Common Stock in the Equity Fund, each having a par value of $0.01 per share. The shares have equal dividend, distribution, liquidation and voting rights in a Fund. Each share, with respect to the Fund from which it is issued, is entitled to one vote and is entitled to participate equally in dividends and distributions declared by the Fund and in net assets of the Fund remaining after satisfaction of outstanding liabilities upon liquidation or dissolution. The shares of a Fund, when issued, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

     Custodian and Dividend Disbursing Agent. Star Bank is the Custodian for the Group and the Funds.

     Transfer and Dividend Disbursing Agent. American Data Services, Inc. is the Transfer Agent and Dividend Disbursing Agent for the Group and the Funds, and maintains the Group's accounting records.

     Principal Underwriter. The Principal Underwriter for the Funds is First Fund Distributors, Inc. whose address is 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

     Counsel and Auditor. The validity of the shares of common stock offered by this Prospectus will be passed on by Heller, Ehrman, White & McAuliffe. Tait, Weller & Baker, independent certified public accountants, are the auditors of the Group.

     Miscellaneous. The Group issues to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Board of Directors.

     This Prospectus does not contain all the information included in the Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933. Certain portions of the Fund's Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Group, its Adviser or its Principal Underwriter. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Group or by the Principal Underwriter in any state in which such offer to sell or solicitation of any offer to buy may not lawfully be made.


                                     ADVISER
                           RNC Capital Management Co.
                            11601 Wilshire Boulevard
                                   25th Floor
                          Los Angeles, California 90025


                                    CUSTODIAN
                                    Star Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743


                                  LEGAL COUNSEL
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104


                                    AUDITORS
                              Tait, Weller & Baker
                              Two Penn Center Plaza
                             Philadelphia, PA 19102

                                   PROSPECTUS





                                     [LOGO]




                                       RNC
                                   MUTUAL FUND
                                   GROUP, INC.

                                 October 1, 1996

                       STATEMENT OF ADDITIONAL INFORMATION

                           RNC MUTUAL FUND GROUP, INC.

                      11601 WILSHIRE BOULEVARD, 25TH FLOOR
                          LOS ANGELES, CALIFORNIA 90025

                   FOR GENERAL INFORMATION AND PURCHASES CALL
                                 (800) 385-7003

         RNC Mutual Fund Group, Inc. (the "Group") is a no-load fund group with two diversified mutual funds: RNC Money Market Fund and RNC Equity Fund.

         RNC Equity Fund invests primarily in common stocks with the objective of achieving above-average total return consistent with reasonable risk. The Fund's ability to achieve above-average total return cannot be guaranteed and is subject to the risk of occasional volatile market conditions.

         RNC Money Market Fund invests in a diversified portfolio of short-term money market securities with the objective of obtaining as high as possible current income consistent with preservation of capital and liquidity. There can be no assurance that the investment objective to maintain a constant net asset value of $1.00 per share will be achieved.

         Shares of the Funds may be purchased at their net asset value with no sales load.

         This Statement of Additional Information of the Group is not a prospectus and should be read in conjunction with the Prospectus of the Group dated October 1, 1996, as may be amended from time to time (the "Prospectus"). The Prospectus provides the basic information a prospective investor should know before purchasing shares of the Funds and may be obtained by calling or by writing the Group at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Both the Prospectus and this Statement of Additional Information have been filed with the Securities and Exchange Commission.

         The date of this  Statement  of  Additional  Information  is October 1,
1996.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Objectives and Policies.....................................................B- 3
Management of the Group.....................................................B-13
Investment Advisory and Other Services......................................B-15
Portfolio Transactions......................................................B-17
Purchase of Shares..........................................................B-18
Redemption of Shares........................................................B-19
Taxes.......................................................................B-20
Dividends...................................................................B-24
Shareholder Rule 12b-1 Plans................................................B-25
Performance Information.....................................................B-26
Principal Underwriter.......................................................B-29
Financial Statements........................................................B-29
Appendix....................................................................B-31

                            OBJECTIVES AND POLICIES


         Reference is made to "Objectives, Policies and Risk Factors" in the Prospectus for a discussion of the investment objectives and policies of the Funds.

         The Group was organized as a Maryland corporation on April 9, 1985 and currently consists of two diversified mutual funds: an equity fund and a money market fund.

INVESTMENT RESTRICTIONS. In addition to the investment restrictions set forth in the Prospectus, each Fund has adopted a set of investment restrictions, none of which may be changed without the approval of a majority of the relevant Fund's outstanding shares. For this purpose, majority approval means the vote of (i) 67% or more of the respective Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the respective Fund's outstanding shares, whichever is less.

         RNC Equity Fund may not:
                         -------

         (1)  Make  investments  for  the  purpose  of  exercising   control  or
         management.

         (2) Invest in oil, gas or other mineral exploration or development programs, commodities or commodity contracts, except that RNC Equity Fund may invest in securities of issuers which invest or deal in any of the above.

         (3) Invest in real estate or in interests in real estate, except that RNC Equity Fund may purchase readily marketable securities of companies holding real estate or interests therein, and may invest in mortgaged-backed securities.

         (4) Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

         (5) Make loans, except that RNC Equity Fund may (a) purchase debt obligations in accordance with its investment objective and policies,
         (b) make loans of
         portfolio securities provided, among other things, that the value of the securities loaned does not exceed 10% of the value of its net assets and (c) enter into repurchase agreements as disclosed in the Prospectus. (RNC Equity Fund does not presently loan portfolio securities.) The acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940 (the "1940 Act").

         (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by RNC Equity Fund except as may be necessary in connection with borrowings mentioned in (8) below, and then such mortgaging, pledging or hypothecating may not exceed 10% of RNC Equity Fund's total assets, taken at market value. In order to comply with certain state statutes, RNC Equity Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the value of pledged securities will exceed 10% of the net assets of RNC Equity Fund.

         (7) Borrow in excess of 10% of the total assets of RNC Equity Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, RNC Equity Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. In addition, RNC Equity Fund will not purchase securities while outstanding borrowings exceed 5% of its total assets.

         (8) Act as an underwriter of securities, except to the extent that RNC Equity Fund may technically be deemed to be an underwriter when engaged in the activities described in (7) above or insofar as RNC Equity Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in selling portfolio securities.

         (9) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit

         RNC Equity Fund from (a) making any permitted borrowings,  mortgages or
         pledges,   or  (b)  entering  into   options,   forward  or  repurchase
         transactions.

         (10) Purchase or sell futures or futures contracts or invest in put, call, straddle or spread options. (As a matter of operating policy, the Board of Directors may authorize RNC Equity Fund to engage in certain activities involving options and/or futures for bona fide hedging purposes. Any such authorization will be accompanied by appropriate notification to shareholders.)

         (11) Invest in the securities of other investment companies, except as provided in the 1940 Act and applicable state securities laws.

         RNC Money Market Fund may not:
                               -------

         (1)  Make  investments  for  the  purpose  of  exercising   control  or
         management.

         (2) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         (3) Invest in oil, gas or other mineral exploration or development programs, commodities or commodity contracts, except that RNC Money Market Fund may invest in securities of issuers which invest or deal in any of the above.

         (4) Invest in real estate or in interests in real estate, but RNC Money Market Fund may purchase readily marketable securities of companies holding real estate or interests therein.

         (5) Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities.

         (6) Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

         (7) Make loans, provided that RNC Money Market Fund may (a) purchase debt obligations in accordance with its investment objective and policies, (b) make loans of portfolio securities provided, among other things, that the value of the securities loaned does not exceed 10% of the value of RNC Money Market Fund's net assets and (c) enter into repurchase agreements as disclosed in the Prospectus. (RNC Money Market Fund does not presently loan portfolio securities.) The acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the 1940 Act.

         (8) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by RNC Money Market Fund except as may be necessary in connection with borrowings mentioned in
         (9) below, and then such mortgaging, pledging or hypothecating may not exceed 10% of RNC Money Market Fund's total assets, taken at market value. In order to comply with certain state statutes, RNC Money Market Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the value of pledged securities will exceed 10% of the net assets of the Fund.

         (9) Borrow in excess of 10% of the total assets of RNC Money Market Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, RNC Money Market Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. In addition, RNC Money Market Fund will not purchase securities while borrowings are outstanding.

         (10) Act as an underwriter of securities, except to the extent that RNC Money Market Fund may technically be deemed an underwriter when engaged in the activities described in (7) above or insofar as RNC Money Market Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

         (11) Invest in securities of any one issuer with a record of less than three years of continuous operation, including predecessors, except obligations issued or guaranteed by the United States Government or its agencies.

         (12) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit RNC Money Market Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase transactions.

         Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $500 million or capital surplus and undivided profits in excess of $100 million.

         Each Fund's commercial paper investments will be rated at the time of purchase in the top rating category as determined by the requisite number of nationally recognized statistical rating organizations ("NRSROs") or be of "comparable quality" as determined by the Board of Directors if unrated. Each Fund's investments in corporate bonds (which for RNC Money Market Fund must have maturities at purchase of one year or less) must be rated at least "A" by at least two of the NRSROs. For further information regarding various corporate debt ratings, see the attached Appendix.

FORWARD COMMITMENTS. Each Fund may purchase money market securities on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the relevant Fund's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A segregated account for each Fund will be established with its custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward commitment.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. As stated in the Prospectus, RNC Equity Fund does not currently enter into futures contracts and options on futures contracts. However, to hedge against movements in interest rates, securities prices or currency exchange rates, RNC Equity Fund reserves the right to purchase and sell various kinds of futures contracts and options on futures contracts. However, RNC Equity Fund will enter such transactions only upon the approval of the Group's Board of Directors and notice to shareholders.

OPTIONS ON SECURITIES. RNC Equity Fund may write (sell) covered call options to a limited extent on its portfolio securities ("covered options") in an attempt to enhance gain.

         When RNC Equity Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, RNC Equity Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which RNC Equity Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, RNC Equity Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         RNC Equity Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         Closing sale transactions enable RNC Equity Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude RNC Equity Fund from closing out its options positions. If RNC Equity Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration. If RNC Equity Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

OPTIONS ON SECURITIES INDICES. RNC Equity Fund may write (sell) covered call options on securities indices in an attempt to increase gain. A securities index option written by RNC Equity Fund would obligate it, upon exercise of the option, to pay a cash settlement, rather than to deliver actual securities, to the option holder. Although RNC Equity Fund will not ordinarily own all of the securities comprising the stock indices on which it writes call options, such options will usually be written on those indices which correspond most closely to the composition of RNC Equity Fund's portfolio. As with writing covered call options on securities, RNC Equity Fund will realize a gain in the amount of the premium received upon writing an option if the value of the underlying index increases above the exercise price and the option is exercised. RNC Equity Fund will be required to pay a cash settlement that may exceed the amount of the premium received by the Fund. RNC Equity Fund may purchase call options in order to terminate its obligations under call options it has written.

         RNC Equity Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of RNC Equity Fund's securities or securities the Fund intends to buy. Securities index options will not be purchased for speculative purposes. Unlike an option on securities, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right, upon the exercise of the option, to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

         A securities index fluctuates with changes in the market value of the securities included in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index such as the Standard & Poor's
100. Indices may also be based on industry or market segments.

         RNC Equity Fund may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of RNC Equity Fund's portfolio securities. If RNC Equity Fund purchases a put option on a stock index, the amount of payment it receives on exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of RNC Equity Fund's portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, RNC Equity Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of RNC Equity Fund's portfolio securities. RNC Equity Fund may write put options on stock indices in order to close out positions in stock index put options which it has purchased.

         RNC Equity Fund may purchase call options on stock indices in order to participate in an anticipated increase in stock market prices or to lock in a favorable price on securities that it intends to buy in the future. If RNC Equity Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow RNC Equity Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that RNC Equity Fund intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, RNC Equity Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price RNC Equity Fund pays to buy additional securities for its portfolio. RNC Equity Fund may write call options on stock indices in order to close out positions in stock index call options which it has purchased.

         The effectiveness of hedging through the purchase of options on securities indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation is not possible because the securities held or to be acquired by RNC Equity Fund will not exactly match the composition of the stock indices on which the options are available. In addition, the purchase of stock index options involves the risk that the premium and transaction costs paid by RNC Equity Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

REPURCHASE AGREEMENTS. As noted in the Prospectus, the Funds may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. (For RNC Money Market Fund, the security must be rated in the highest grade.) The repurchase price is generally higher than the purchase price, the difference being interest income to the Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser, acting under the supervision of the Board of Directors, reviews on a periodic basis the suitability and creditworthiness, as well as the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board of Directors.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. Neither Fund may invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

                  For purposes of the 1940 Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to the Fund, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and a Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         Each Fund may participate in one or more joint accounts with another Fund within the Group that invests in repurchase agreements collateralized, subject to each Fund's investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a NRSRO (See Appendix) or, if unrated, are deemed by the Adviser to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and will in no event have a duration of more than seven days.

REVERSE REPURCHASE AGREEMENTS. RNC Equity Fund may enter into reverse repurchase agreements, as set forth in the Prospectus. RNC Equity Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. RNC Equity Fund will enter into a reverse repurchase agreement for leverage purposes only when the Adviser believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. RNC Equity Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of RNC Equity Fund's securities is disadvantageous.

         RNC Equity Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, RNC Equity Fund's custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure that full collateralization is maintained.

ILLIQUID  SECURITIES.  RNC Equity Fund may invest up to 15% of its net assets in illiquid securities. RNC Money Market Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

         The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Board of Directors.

FOREIGN SECURITIES. As noted in the Prospectus, RNC Equity Fund may invest in foreign securities in the form of U.S.-denominated American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Both ADRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. It is not expected that RNC Equity Fund will invest in unsponsored ADRs or EDRs. RNC Equity Fund will not concentrate its investments in any particular foreign country and will only purchase securities denominated in U.S. Dollars.

Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in U.S. issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in countries outside the United States. If it should become necessary, RNC Equity Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs in foreign securities may be higher. These and other factors will be considered before investing in foreign securities, unless such investments will meet RNC Equity Fund's standards and objectives.

VARIABLE RATE DEMAND NOTES. Each Fund may also purchase variable rate demand notes ("VRDNs") issued by U.S. and foreign companies having an outstanding debt issue at the time of purchase rated in the top two grades of any NRSRO. (See Appendix.) VRDNs are obligations with rates of interest that are adjusted periodically or "float" continuously according to specific formulae. Often,

VRDNs have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount plus accrued interest. However, many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal. See "Investment Restrictions" in Prospectus, as may be amended from time to time. See "Illiquid Securities."


                             MANAGEMENT OF THE GROUP

         The Board of Directors is responsible for the overall management of the Group and the Funds, including general supervision and review of investment activities. None of the Group's current Directors is an "interested person" (as defined in the 1940 Act) of the Group, the Funds or any adviser, administrator or principal underwriter of the Funds. The officers who administer the Group's daily operations are appointed by the Board of Directors. The current Directors and officers of the Group, their addresses, and their principal occupations for the past five years are set forth below.

         ERIC M. BANHAZL -- President, Treasurer and Secretary of the Group; 2025 E. Financial Way, Suite 101, Glendora, California 91741. Currently, Mr. Banhazl is Senior Vice President of Robert H. Wadsworth & Associates, Inc., Vice President of Investment Company Administration Corporation, the Funds' administrator and First Fund Distributors, Inc., the Funds' principal underwriter. Mr. Banhazl is also the President of E.M. Banhazl & Associates, Inc., a mutual fund consulting firm and the Treasurer of Professionally Managed Portfolios, Guinness Flight Investment Funds, Inc., Target Income Fund, Inc., and Matterhorn Growth Fund, Inc., all of which are investment companies unaffiliated with the Group.

         BRUCE B. STUART -- Director; 1440-2E South State College Boulevard, Anaheim, California 92806. Since 1991, Mr. Stuart has been the president of Nu-Ceramic Technology, Inc., a company involved in the research and development of advanced ceramic metallization for the semiconductor and hybrid industry. From 1984 to 1991, Mr. Stuart was a partner of the Richmar Group, a management consulting firm.

         DEVERE W. McGUFFIN, II -- Director; 1441 East Chevy Chase, Glendale, California 91206. Mr. McGuffin is the owner and principal executive officer of the Meadow Grove Group, a finance and investment firm with which he has been associated since 1974. Mr. McGuffin is also the Chief Executive Officer of California Adventist Federal Credit Union. Mr. McGuffin also directs First Interurban Development Corporation, a non-profit financial corporation which he founded in 1981. Mr. McGuffin is also currently licensed as a securities representative and as a commodities futures principal.

         The Directors receive an annual retainer plus fees and expenses for each Board meeting and Audit Committee meeting attended. (For the latest fiscal year, the Directors each received $4,500 for their attendance at Board meetings and Audit Committee meetings.) The Group does not provide any pension or retirement benefits for its Directors. Pursuant to the terms of the Administration Agreement, the Funds' administrator pays all compensation of officers of the Group, and no person receives any compensation directly from the Group or the Funds for acting as an officer of the Group. However, such officers may be deemed to receive remuneration indirectly from the Group and the Funds because the administrator is paid an administrative fee by the Group.

         As of May 31, 1996, the following persons held of record 5% or more of the outstanding shares of the RNC Money Market Fund: Repub & Co., c/o Imperial Trust, (80%); 201 N. Figueroa Street, Suite 610, Los Angeles, California 90071; and RNC Capital Management Co., 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025 (17%). RNC Equity Fund commenced operations as of the date of this Statement of Additional Information and has no record owners.

         As of May 31, 1996, the Directors and officers of the Group as a whole owned less than 1% of the outstanding shares of RNC Money Market Fund. RNC Equity Fund commenced operations as of the date of this Statement of Additional Information and has no outstanding shares.

         While the Group is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Funds for the purpose of electing or removing Directors. Shareholders may receive assistance from the Group in communicating with other shareholders, in connection with the election or removal of Directors, pursuant to the provisions contained in Section 16(c) of the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Group on behalf of each Fund has entered into Investment Advisory Agreements with RNC Capital Management Co. (the "Adviser"). The principal business address of the Adviser is 11601 Wilshire Boulevard, 25th Floor, Los Angeles, California 90025. The Adviser is an indirect subsidiary of Bank Austria America, Inc. (the "Bank"), an indirect subsidiary of Bank Austria Aktiengesellschaft, a banking organization which is organized under the laws of and domiciled in the Republic of Austria. Anteilsverwaltung-Zentralsparkasse is the majority shareholder of the voting securities of the Bank, and the Republic of Austria, Wiener Stadtische and Westdeutsche Landesbank each own more than 5% of the voting securities of the Bank. No other single entity owns more than 5% of the issued and outstanding stock of the Bank.

         The  Directors  and  principal  executive  officers of the Adviser are:
Daniel J. Genter, Jr., President, Chief Executive Officer and Director; Thomas Pastore, Vice President/Assistant Secretary and Director; James O'Neill, Vice President/Assistant Treasurer and Director; Nicanor M. Mamaril, Senior Vice President, Treasurer and Secretary; Jan Kallik, Senior Vice President and Director of Equity Research; A. Robert Blais, Senior Vice President and Director of Fixed Income; Bruce A. Mandel, Senior Vice President and Director of Marketing; and John G. Marshall, Senior Vice President and Director of Equity.

         Subject to supervision by the Group's Board of Directors, the Adviser is responsible for the actual management of each Fund's portfolio and constantly reviews the holdings of each portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Adviser. The Adviser provides the portfolio managers for the Funds who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly.

         Unless earlier terminated as described below, the Investment Advisory Agreements will continue in effect until December 31, 1996 for RNC Money Market Fund and December 31, 1997 for RNC Equity Fund. Each Agreement will continue in effect for successive one-year periods thereafter if approved annually (a) by the Board of Directors of the Group or by a majority of the outstanding voting shares of the relevant Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. Each Agreement terminates upon assignment and may be terminated without penalty upon 60-days' written notice at the option of either party thereto or by the vote of the shareholders of the relevant Fund.

         In the event the operating expenses of a Fund (including the fees payable to the Adviser but excluding taxes, interest, brokerage and extraordinary expenses and the fees paid under a Fund's Distribution and Shareholder Servicing Plans) for any fiscal year exceed the expense limitations applicable to the Fund imposed by state securities laws or any regulations thereunder, the Adviser will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse that Fund in the amount of such excess. At present the most restrictive expense limitation would require the Adviser to reimburse a Fund if, during any fiscal year, ordinary operating expenses exceed 2.5% of that Fund's first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. The Adviser undertakes to pay or refund to a Fund any amount by which such expenses exceed this expense limitation. The payment of the management fee at the end of any month is reduced so that there is no accrued but unpaid liability under this expense limitation. In addition, from time to time the Adviser may voluntarily reduce its fee or reimburse all or a portion of a Fund's other expenses, which reimbursement will have the effect of lowering the overall net expense ratio of a Fund and of increasing its yield or return to investors for the period for which such expenses were payable. Any reductions made by the Adviser in its fees and any payments or reimbursement of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by the appropriate Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         For RNC Money Market Fund, in the years ended September 30, 1993, 1994 and 1995, total fees payable by the Fund to the Investment Adviser were $61,195, $64,897 and $106,810, respectively. The amount of the management fee paid by the Fund reflects a voluntary fee reduction by the Adviser which is anticipated to continue for the current fiscal year. In the absence of this fee reduction, the rate of management fee payable under the Investment Advisory Agreement would be 0.41% for RNC

Money Market Fund. RNC Equity Fund commenced operations on the date of this Statement of Additional Information.

LICENSE OF INITIALS. The Adviser has granted the Group and the Funds a non-exclusive license to use the initials "RNC" in its name for so long as the Adviser serves as investment adviser to the Funds.


                             PORTFOLIO TRANSACTIONS

         The cost of executing portfolio securities transactions for the Funds will primarily consist of dealer spreads and underwriting commissions. The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts.

         On occasion, securities may be purchased directly from the issuer. Bonds and money market securities also are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Therefore, RNC Money Market Fund rarely pays any brokerage commissions. During the three fiscal years ended September 30, 1993, 1994 and 1995, the Group paid no brokerage fees on behalf of RNC Money Market Fund.

         With respect to RNC Equity Fund, brokerage commissions will be paid on transactions in listed securities and futures contracts and options thereon. [Unless deemed appropriate, RNC Equity Fund will not usually invest in futures contracts.]

         The Adviser is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to each Fund. The primary consideration in all portfolio transactions will be the prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition.

         Investment decisions for the Funds are made independently from those of other client accounts of the Adviser or its affiliates. Nevertheless, it is possible that at times the same securities will be acceptable for the Funds and for one or more of such client accounts. The Adviser and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. To the extent any of these client accounts and the Funds seek to acquire the same security at the same time, the Funds may not be able to acquire as large a portion of such security as they would otherwise, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Funds are purchasing or selling, each day's transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

                               PURCHASE OF SHARES

         As described in the Prospectus, shares of each Fund are offered on a continuous basis at a price equal to the net asset value per share of the relevant Fund next determined after receipt of a purchase order in proper form.

NET ASSET VALUE. The value of each Fund's portfolio securities is determined on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open on business days other than certain holidays (New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

         The net asset value of shares of RNC Equity Fund will fluctuate daily. The net asset value per share is computed by dividing the value of the securities held in RNC Equity Fund plus any cash or other assets (including interests and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total numbers of shares in RNC Equity Fund outstanding at such time.

         RNC Money Market Fund uses the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase, and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price RNC Money Market Fund would receive if it sold the instrument. During such periods the yield to investors in RNC Money Market Fund may differ somewhat from that obtained in a similar fund which uses other methods to determine the fair or market value of its portfolio securities.

         RNC Money Market Fund intends to use its best efforts to maintain a constant net asset value of $1.00 per share. If net unrealized gains or losses were to exceed $.005 per share, RNC Money Market Fund's net asset value would deviate from $1.00 per share. RNC Money Market Fund endeavors to reduce the amount of unrealized gains and losses which result from, among other things, interest rate changes, by maintaining a dollar weighted average portfolio maturity of less than 90 days.

INDIVIDUAL RETIREMENT ACCOUNTS. An investor desiring to purchase shares in a Fund through an individual retirement account may establish such an account through the Funds' custodian, Star Bank. Through such an account, investments may be made in each Fund and certain of the other mutual funds sponsored by the Adviser. Star Bank charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these accounts is available upon request from the Group or First Fund Distributors, Inc., the Funds' principal underwriter. The minimum investment for an individual retirement account is $1,000.

                  Capital gains and ordinary income received in such an account are generally exempt from federal income taxation until distributed from the account. Capital gains and ordinary income may be taxable in whole or in part, however, if the account has borrowed to purchase or carry shares of a Fund. Investors considering participation in such an account should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of such an account.

                              REDEMPTION OF SHARES

         Reference is made to "Redemption of Shares -- Repurchase" in the Prospectus for a discussion of the redemption and repurchase rights of shareholders.

         The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission or the NYSE is closed (other than customary weekend and holiday closings), for periods during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

         The Prospectus describes when signature guarantees may be required to effect a redemption. A signature guarantee is a widely accepted way to protect stockholders and the Group by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program endorsed by the Securities Transfer Association.

         Subject to the Funds' compliance with applicable regulations, the Funds have reserved the right to pay the redemption or repurchase price, either totally or partially, by a distribution in kind of securities (instead of cash) from the respective Fund's portfolio. Such regulations require, in part, that the Funds commit to pay in cash all requests for redemption by any shareholder, limited in amount for each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the respective Fund at the beginning of such period. Each Fund anticipates that it would make redemptions in kind only if it received redemption requests with respect to a substantial portion of its net assets at a time when disposition of a substantial portion of its portfolio securities would be disadvantageous. The securities distributed in such a distribution would be valued at the same price as the price assigned to such securities in calculating the net asset value of the particular Fund. If a shareholder receives a distribution in kind in securities, in most instances brokerage charges will be incurred when the securities received are converted by the shareholder into cash.

                                      TAXES

         In all prior fiscal years RNC Money Market Fund (previously known as RNC Liquid Assets Fund) has qualified for and elected the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). RNC Money Market Fund intends to continue to so qualify. RNC Equity Fund intends to qualify for and elect such treatment. Under the relevant Code provisions, a Fund that qualifies as a regulated investment company under Subchapter M of the Code is not subject to federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. To qualify for such tax treatment each Fund must, among other things, pay to its shareholders in each taxable year at least 90% of its investment company taxable income (consisting of investment income and short-term capital gains) and derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. If in any taxable year a Fund does not qualify as a regulated investment company, all its taxable income will be taxed to the Fund at corporate rates and all of its distributions will be taxed to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. The Code also imposes a non-deductible 4% excise tax on the excess, if any, of a Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized for the one-year period ending on October 31 plus undistributed amounts from prior years. It is anticipated that each Fund will be able to meet such distribution requirements and will not be subject to the 4% excise tax.

         Dividends paid by each Fund from its short-term investment income are taxable to shareholders as ordinary income. Dividends paid by a Fund from its net capital gains (generally the excess of a Fund's net long-term capital gain over its net short-term capital loss) are taxable to a shareholder as long-term capital gains regardless of the period for which the shareholder has owned shares of the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of a Fund.

         RNC Equity Fund may receive dividend distributions from U.S. corporations. To the extent RNC Equity Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of RNC Equity Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         RNC Equity Fund may also invest in securities of foreign issuers, futures contracts, forward contracts and options. These investments involve complex rules to determine the character and timing of recognition of income received in connection therewith by RNC Equity Fund.

         Any gain or loss realized by RNC Equity Fund upon the expiration or sale of options held by it generally will be capital gain or loss. Any security, option, or other position entered into or held by RNC Equity Fund that substantially diminishes its risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of RNC Equity Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to RNC Equity Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by RNC Equity Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by RNC Equity Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of that Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

         RNC  Equity  Fund  may be  subject  to  foreign  withholding  taxes  on dividends and interest earned with respect to securities of foreign corporations. Foreign companies in which RNC Equity Fund may invest may be treated as "passive foreign investment companies" ("PFICs") under the Code. A portion of the income and gains that RNC Equity Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, RNC Equity Fund may avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. RNC Equity Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. This election could require RNC Equity Fund to include certain amounts as income or gain without a concurrent receipt of cash, and increase the amount that RNC Equity Fund is required to distribute to its shareholders to qualify as a regulated investment company. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, RNC Equity Fund may incur the PFIC tax in some instances.

         Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Some shareholders may be subject to a 31% withholding tax on reportable dividend distributions, capital gains distributions and redemption payments
("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom taxpayer identification numbers are not on file with the Group or who, to the Group's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not subject to backup withholding. Foreign shareholders may also be subject to other withholding requirements.

         Shares of the Funds are redeemable at the option of the Group if, in the opinion of the Group, ownership has or may become concentrated to an extent that would cause the Group or a Fund to be deemed a personal holding company within the meaning of the Code, or in the event that the value of a shareholder's shares in a Fund falls below $1,000 as the result of shareholder redemptions. In the event of such concentration, the Group may compel the redemption of, reject any order for, or refuse to give effect on the books of the Group or the Funds to the transfer of shares in an effort to maintain the ownership of shares so as to prevent that consequence. Neither the Group nor the Funds, however, assumes responsibility to compel redemptions or to reject any orders.

         Depending upon the extent of the Group's activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Group and the Funds may be subject to the tax laws of such states or localities. In addition, the treatment of each Fund and its shareholders under applicable state and local tax laws may differ from their treatment under the federal income tax laws. For example, distributions of net investment income (including capital gains) may be taxable to shareholders as dividend income. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The foregoing is a general and abbreviated summary of certain provisions of the Code and Treasury Regulations currently in effect. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change by legislative or administrative action, which may have retroactive affect. Heller, Ehrman, White & McAuliffe has expressed no opinion on the tax matters discussed herein.

                                    DIVIDENDS

         Dividends of each Fund are automatically reinvested in additional shares of the appropriate Fund at net asset value and credited to the shareholder's account or, at the shareholder's option, paid in cash to the shareholder.

         Should a Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy or to revise it in the light of the then-prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then-existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which he or she held his or her shares and in his or her receiving upon redemption a price per share lower than that which he or she paid.

         Shareholders of RNC Money Market Fund may receive their dividends in cash monthly by completing the appropriate section of the Account Application. Such cash distributions will be paid by check within seven days after the end of each month. The election to receive cash distributions may be made at the time of purchase of Fund shares or at any time subsequent thereto by giving written notice to the Transfer Agent. Dividends and distributions are taxable to shareholders whether distributed in cash or reinvested in additional shares. See "Taxes."

         The Transfer Agent will send each shareholder of RNC Money Market Fund a monthly statement showing the total number of shares owned as of the last business day of the month, as well as the current month's and year-to-date dividends paid in terms of total cash distributed and, for those shareholders which have dividends reinvested, the number of shares acquired through the reinvestment of dividends. The policy of each Fund with respect to dividends is further explained below.

RNC Equity Fund
---------------

         All of RNC Equity Fund's net investment income is declared and paid as dividends on an annual basis. Dividends declared in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by RNC Equity Fund and received by the shareholders on the record date if the dividends are paid by RNC Equity Fund during the following January. Accordingly, such dividends will be taxable to shareholders for the year in which the record date falls.

         Net income of RNC Equity Fund (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, if any, on the portfolio securities of RNC Equity Fund (iii) less the estimated expenses of RNC Equity Fund applicable to that dividend period.

RNC Money Market Fund
---------------------

         All of RNC Money Market Fund's net investment income is declared as dividends daily. RNC Money Market Fund's dividends are paid monthly.

         RNC Money Market Fund's net investment income for dividend purposes is determined daily. Such determination will be made as of 4:00 p.m. Eastern time and, on days when RNC Money Market Fund's net asset value is calculated, immediately prior to such calculation. Immediately after each calculation of net asset value, RNC Money Market Fund will declare a dividend (with respect to one or more days) payable to shareholders of record as of 2:00 p.m. Eastern time on such day. Each day's dividend will be declared and paid with respect to shares effectively purchased at or before 2:00 p.m., but will not be declared or paid with respect to shares effectively redeemed at or before 2:00 p.m. Net income of RNC Money Market Fund (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses, if any, on the portfolio securities of RNC Money Market Fund (iii) less the estimated expenses of RNC Money Market Fund applicable to that dividend period.

         RNC Money Market Fund intends to use its best efforts to maintain its net asset value at $1.00 per share. As a result of a significant expense or realized or unrealized loss, it is possible that RNC Money Market Fund's net asset value may fall below $1.00 per share. See "Purchase of Shares -- Net Asset Value."

                          SHAREHOLDER RULE 12b-1 PLANS

         The Group on behalf of each Fund has adopted a Shareholder Rule 12b-1 Plan pursuant to Rule 12b-1 promulgated under the 1940 Act.

         Each plan requires annual renewal by a vote of the Group's Board of Directors including those Directors who are not "interested persons" of the Group, as defined in the 1940 Act, and who have no direct or indirect interest in the plans or any related agreements (referred to herein as "disinterested Directors"). Each plan may be terminated at any time if so voted by a majority of the disinterested Directors or by holders of a majority of the relevant outstanding shares.

         The Rule 12b-1 plans may not be amended to increase materially the amounts payable to First Fund Distributors, Inc., or Midvale Securities
Corporation (the "Distributors") unless approved by a majority of the affected outstanding voting shares, as defined in the 1940 Act, and may not be amended in any other material respect unless approved by a majority of the disinterested Directors. Each plan requires that quarterly reports be made to the Board of Directors detailing the payments made under each plan and the expenses for which reimbursement is being sought. The Rule 12b-1 plans contemplate that the

Distributors may delegate their shareholder servicing functions for certain shareholder accounts to other persons and compensate such persons accordingly. No payments were made under a Rule 12b-1 plan during the fiscal year ended September 30, 1995.

         The Board of Directors, including the disinterested Directors, in approving the plans for another year concluded that, in the exercise of their business judgment and in light of their fiduciary duties, there is a reasonable likelihood that both Rule 12b-1 plans could be of value to benefit the Group, the Funds and their shareholders, and could be used to increase shareholder satisfaction, and preserve and expand the shareholder base of each Fund. Among the possible benefits considered by the disinterested Directors was the increased potential of a continuous cash flow arising out of the retention of current shareholders and the expansion of the Funds to include new shareholders, enabling the Funds to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Another benefit anticipated by the disinterested Directors is the potential for increasing the size of the Funds and thereby reducing the operating costs on a per share basis of the Funds. [For more information on the expenses paid through the Funds' 12b-1 plans, see the section in the Prospectus entitled "Shareholder Rule 12b-1 Plans."]

                             PERFORMANCE INFORMATION

General
-------

         From time to time, each Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. Each Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the relevant Fund.

         From time to time, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

Total Return
------------

         Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                          n
                  P(1 + T)  = ERV

where P equals a hypothetical initial investment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of a period of a hypothetical $1,000 investment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Adviser's Equity Performance History
------------------------------------

         Set forth in the table below is certain performance data provided by the Adviser relating to all of its comparable individually managed equity accounts for the last twenty years. These accounts have substantially the same investment objective as RNC Equity Fund and are managed using substantially similar investment strategies and techniques. See "Objectives and Policies" above as well as the "Objectives, Policies and Risk Factors" section in the Prospectus. The results presented are not intended to predict or suggest the return to be experienced by RNC Equity Fund or the return an investor might achieve by investing in this Fund. Results may differ because of, among other things, differences in brokerage commissions paid, account expenses, including investment advisory fees, (which expenses and fees maybe higher for RNC Equity Fund than for the accounts), the size of positions taken in relation to account size, diversification of securities, timing of purchases and sales, timing of cash additions and withdrawals, the private character of the composite accounts compared with the public character of the Fund, and the tax-exempt status of some of the accounts compared with the Fund and its shareholders. Investors should be aware that the use of different methods of determining performance could result in different performance results.

Investors should not rely on the following performance data as an indication of future performance of the Adviser or RNC Equity Fund.


                               RNC Equity Accounts
                          Average Annual Total Returns
                               For Periods Ending
                                December 31, 1995

                                                        Average Total
                 Time Periods                           Annual Returns
                 ------------                           --------------


                 One Year                                   32.0%
                 Three Years                                13.3%
                 Five Years                                 13.5%
                 Ten Years                                  11.8%
                 Fifteen Years                              11.6%
                 Twenty Years                               16.1%

         The audited  performance  results shown are net of all applicable fees.
The computation of performance results includes all fully discretionary, unrestricted and institutional equity accounts under RNC management for each full year within the period ending December 31, 1995. For the periods one through ten years, the performance computation complies with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and Level II Verification. AIMR standards went into effect during the 1983-1984 time period. Performance results for all time periods shown represent time-weighted measures of the percentage change in the total market value after considering the effect of additions and withdrawals of capital.

Other Information
-----------------

         Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA or Morningstar. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

Yield Calculation
-----------------

         RNC Money Market Fund quotes current yield and for this purpose the yield quoted is the net average annualized yield for the most recent 7-day period. The yield quoted is computed by assuming that an account is established with one share (the "one- share account") on the first day of the period. To arrive at the quoted yield, the net change in the value of the one-share account for the 7-day period (which includes interest accrued and original issue discount and market discount earned, and is less premium amortized and expenses accrued, but does not include any realized gains or losses or unrealized appreciation or depreciation) is multiplied by 365 and then divided by 7 (the number of days in the period), with the resulting figure carried to the nearest one hundredth of one percent. RNC Money Market Fund also furnishes a quotation of effective yield that assumes the reinvestment of dividends for a 365-day year and a return for the entire year equal to the average annualized yield for the period, which is computed by adding 1 to the net change in the value of the one-share account during the period, raising the sum to a power equal to 365 divided by 7, and then subtracting one from the result.

         Yields for the 7-day period ended August 15, 1996, for RNC Money Market Fund were as follows:

         Current yield.................................................... 4.71%
         Effective yield ................................................. 4.82%
                                                                           ====

         RNC Money Market Fund may also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period. At August 15, 1996 this average was 45 days for RNC Money Market Fund.

                              PRINCIPAL UNDERWRITER

         First Fund Distributors, Inc., is currently the principal underwriter of the Funds' shares pursuant to underwriting agreements with the Group on behalf of the Funds. The Funds' shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission. For each of the fiscal years ended September 30, 1993, 1994 and 1995, the Funds' principal underwriter received no underwriting commission. The Funds' principal underwriter is under common control with Investment Company Administration Corporation, the Funds' administrator.

                              FINANCIAL STATEMENTS

         The RNC Liquid Assets Fund, Inc., 1995 Annual Report to Shareholders ("Annual Report"), including audited financial statements for the fiscal year ended September 30, 1995, has been previously sent to shareholders and filed with the Securities and Exchange Commission. [Please Note: Effective July 3, 1996, RNC Liquid Assets Fund, Inc., became known as RNC Mutual Fund Group, Inc. to reflect the addition of an additional series of shares, RNC Equity Fund. Previously existing shares of RNC Liquid Assets Fund, Inc. have been redesignated as shares of RNC Money Market Fund, a series of RNC Mutual Fund Group, Inc.] Unaudited Financial Statements, dated August 15, 1996, are attached hereto in the Appendix and is hereby incorporated by reference into this Statement of Additional Information.

         The financial statements and independent auditors' report in the Annual Report are incorporated by reference into this Statement of Additional Information. Additional copies of the 1995 Annual Report may be obtained at no charge by writing or telephoning the Group at the address or telephone number appearing on the front page of this Statement of Additional Information.

         The Group's independent certified public accountants and auditors for the fiscal year ending September 30, 1995 are Tait, Weller & Baker, whose address is Two Penn Center Plaza, Philadelphia, Pennsylvania 19102. The Funds' custodian is Star Bank, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

                                    APPENDIX


         DESCRIPTION OF NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs") AND COMMERCIAL PAPER RATINGS


                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS:

         Moody's Investors Service commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The first of these three designations, representing the securities in which the Funds may invest, is "Prime-1." Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS:

         A Standard & Poor's Corporation commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The highest category is described as follows:

                  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

                  A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

DUFF & PHELPS CREDIT RATING CO. SHORT-TERM DEBT SCALE:

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-back commercial paper is also rated according to this scale. Emphasis is placed on liquidity which we define as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

FITCH RATINGS SHORT-TERM RATINGS:

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                             CORPORATE BOND RATINGS

MOODY'S CORPORATE BOND RATINGS:

         Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "AAA" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1, 2 and 3 to indicate the relative ranking within designations. The highest two designations are described as follows:

                  Aaa. Bonds in this category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa. Bonds in this category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks somewhat larger than in Aaa securities.

STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.
Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D for debt in default. Issues are further refined with a "Plus" or "Minus" sign to show relative standing within the categories. The highest two categories are described as follows:

                  AAA. Issues having this rating indicate that capacity to pay interest and repay principal is extremely strong.

                  AA. This debt has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

DUFF & PHELPS CREDIT RATING CO. LONG-TERM DEBT AND PREFERRED STOCK RATING SCALE:

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+               High credit quality.  Protection factors are strong.
AA                Risk is modest but may vary slightly from time to time
AA-               because of economic conditions.

FITCH RATINGS INVESTMENT BOND RATINGS:

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issuer. Its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                           RNC Mutual Fund Group, Inc.
                     (Formerly RNC Liquid Assets Fund, Inc.)
                              Financial Statements(1)
                                 August 15, 1996
                                   (Unaudited)
























--------
(1) These Financial Statements pertain only to RNC Money Market Fund (previously known as RNC Liquid Assets Fund). RNC Equity Fund commences operations on October 1, 1996.

                           RNC MUTUAL FUND GROUP, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 August 15, 1996
                                   (Unaudited)
                       ----------------------------------




Assets:
     Investment portfolio
     (Cost $40,752,850)                                          $40,752,850
     Cash                                                                572
     Interest receivable                                             204,254
     Prepaid expenses                                                 34,306
                                                                 -----------

         Total Assets                                             40,991,982
                                                                 -----------





Liabilities:
     Accrued Investment Advisory Fees                                  4,345
     Accrued expenses                                                  1,835
     Dividends payable                                                73,138
                                                                 -----------

         Total Liabilities                                            79,317
                                                                 -----------




Net Assets - (equivalent to $1.00 per share based on
    40,912,664 shares of capital stock outstanding)
                                                                 $40,912,664
                                                                 ===========

                           RNC MUTUAL FUND GROUP, INC.
                             STATEMENT OF OPERATIONS
             For the Period October 1, 1995 through August 15, 1996
                                   (Unaudited)
                       ----------------------------------




INVESTMENT INCOME
Investment Income:
              Interest                                                1,586,723



Expenses:
              Management fees                      $    80,191
              Professional fees                         52,827
              Administration fees                       42,079
              Registration fees                         21,229
              Audit fees                                12,273
              Fund Accounting fees                      11,723
              Custodian fees                            10,587
              Transfer Agent fees                        8,259
              Printing & Other expenses                    878
              Directors fees                             7,382
              Insurance expense                          3,600
              Miscellaneous expense                      6,605
                                                  ------------

                  Total expenses                                        257,634
                                                                      ---------


              Net investment income                                   1,329,090
                                                                      ---------

REALIZED GAIN ON INVESTMENTS
Net Capital Gains                                                           211
                                                                      ---------
     Net gain on investments                                                211
                                                                      ---------

              Net Increase in Net Assets Resulting
                  from Operations                                     1,329,301
                                                                      =========